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                                                                   EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this Registration Statement on Form S-8 and related Offering Circular pertaining to the Brooks Fiber Properties, Inc. 1996 Employee Stock Purchase Plan of our report dated February 29, 1996, relating to the consolidated financial statements of City Signal, Inc. incorporated herein by reference.

                                          /S/ BDO SEIDMAN, LLP

                                          BDO SEIDMAN, LLP

Grand Rapids, Michigan
May 6, 1996